Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with the  Quarterly  Report of LIDO INTERNATIONAL, CORP. (the "Company")  on Form 10-Q for the period  ended  July 31, 2013 as filed with the Securities  and  Exchange  Commission  on the date  hereof (the  "Report"),  the undersigned,  in the  capacities  and  on  the  dates  indicated  below,  hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

     1.   The Report fully complies with the requirements  of Section 13(a) or 15(d) of the Securities Exchange Act of  1934; and

     2.   The  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and   results of operations  of the Company.

Date: August 27, 2013

/s/ Maria de Los Angeles Morales Ramon

Maria de Los Angeles Morales Ramon, President,

Chief Executive Officer and

Chief Financial Officer